                                                                    Exhibit 24
                                                                   BA - DC 10K


                              POWER OF ATTORNEY


     WHEREAS, Bell Atlantic - Washington, D.C., Inc., a New York corporation (hereinafter referred to as the "Company"), will file with the Securities and Exchange Commission on or before March 31, 1994, an annual report on Form 10-K pursuant to provisions of the Securities Exchange Act of 1934, as amended, and implementing regulations thereto; and

     WHEREAS, the undersigned is an officer or director, or both, of the Company as stated below;

     NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Sheila D. Shears and Sherry F. Bellamy, and each of them, as attorneys for the purpose of executing and filing such annual report, and thereafter to execute and file any amended annual report or supplements to such report, hereby granting said attorneys full power to do all things necessary to be done as fully to all intents and purposes as if the undersigned were personally present, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney on this 29th day of March, 1994.



                                            /s/ Joseph T. Ambrozy
                                            ---------------------
                                            Joseph T. Ambrozy
                                            Director

                              POWER OF ATTORNEY


     WHEREAS, Bell Atlantic - Washington, D.C., Inc., a New York corporation (hereinafter referred to as the "Company"), will file with the Securities and Exchange Commission on or before March 31, 1994, an annual report on Form 10-K pursuant to provisions of the Securities Exchange Act of 1934, as amended, and implementing regulations thereto; and

     WHEREAS, the undersigned is an officer or director, or both, of the Company as stated below;

     NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Sheila D. Shears and Sherry F. Bellamy, and each of them, as attorneys for the purpose of executing and filing such annual report, and thereafter to execute and file any amended annual report or supplements to such report, hereby granting said attorneys full power to do all things necessary to be done as fully to all intents and purposes as if the undersigned were personally present, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney on this 29th day of March, 1994.



                                             /s/ Sherry F. Bellamy
                                             ---------------------
                                              Sherry F. Bellamy
                                              Vice President, General
                                                Counsel and Secretary;
                                              Director

                              POWER OF ATTORNEY


     WHEREAS, Bell Atlantic - Washington, D.C., Inc., a New York corporation (hereinafter referred to as the "Company"), will file with the Securities and Exchange Commission on or before March 31, 1994, an annual report on Form 10-K pursuant to provisions of the Securities Exchange Act of 1934, as amended, and implementing regulations thereto; and

     WHEREAS, the undersigned is an officer or director, or both, of the Company as stated below;

     NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Sheila D. Shears and Sherry F. Bellamy, and each of them, as attorneys for the purpose of executing and filing such annual report, and thereafter to execute and file any amended annual report or supplements to such report, hereby granting said attorneys full power to do all things necessary to be done as fully to all intents and purposes as if the undersigned were personally present, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney on this 29th day of March, 1994.



                                        /s/ Samuel L. Foggie
                                        --------------------
                                        Samuel L. Foggie
                                        Director

                              POWER OF ATTORNEY


     WHEREAS, Bell Atlantic - Washington, D.C., Inc., a New York corporation (hereinafter referred to as the "Company"), will file with the Securities and Exchange Commission on or before March 31, 1994, an annual report on Form 10-K pursuant to provisions of the Securities Exchange Act of 1934, as amended, and implementing regulations thereto; and

     WHEREAS, the undersigned is an officer or director, or both, of the Company as stated below;

     NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Sheila D. Shears and Sherry F. Bellamy, and each of them, as attorneys for the purpose of executing and filing such annual report, and thereafter to execute and file any amended annual report or supplements to such report, hereby granting said attorneys full power to do all things necessary to be done as fully to all intents and purposes as if the undersigned were personally present, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney on this 29th day of March, 1994.



                                          /s/ William M. Freeman
                                          ----------------------
                                          William M. Freeman
                                          President and Director

                              POWER OF ATTORNEY


     WHEREAS, Bell Atlantic - Washington, D.C., Inc., a New York corporation (hereinafter referred to as the "Company"), will file with the Securities and Exchange Commission on or before March 31, 1994, an annual report on Form 10-K pursuant to provisions of the Securities Exchange Act of 1934, as amended, and implementing regulations thereto; and

     WHEREAS, the undersigned is an officer or director, or both, of the Company as stated below;

     NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Sheila D. Shears and Sherry F. Bellamy, and each of them, as attorneys for the purpose of executing and filing such annual report, and thereafter to execute and file any amended annual report or supplements to such report, hereby granting said attorneys full power to do all things necessary to be done as fully to all intents and purposes as if the undersigned were personally present, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney on this 29th day of March, 1994.



                                           /s/ Franklyn G. Jenifer
                                           -----------------------
                                           Franklyn G. Jenifer
                                           Director

                              POWER OF ATTORNEY


     WHEREAS, Bell Atlantic - Washington, D.C., Inc., a New York corporation (hereinafter referred to as the "Company"), will file with the Securities and Exchange Commission on or before March 31, 1994, an annual report on Form 10-K pursuant to provisions of the Securities Exchange Act of 1934, as amended, and implementing regulations thereto; and

     WHEREAS, the undersigned is an officer or director, or both, of the Company as stated below;

     NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Sheila D. Shears and Sherry F. Bellamy, and each of them, as attorneys for the purpose of executing and filing such annual report, and thereafter to execute and file any amended annual report or supplements to such report, hereby granting said attorneys full power to do all things necessary to be done as fully to all intents and purposes as if the undersigned were personally present, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney on this 29th day of March, 1994.



                                             /s/ Eduardo Pena, Jr.
                                             ---------------------
                                             Eduardo Pena, Jr.
                                             Director